Exhibit 10.1

AMENDMENT NO. 2

TO CREDIT AGREEMENT

AMENDMENT NO. 2 dated as of July 31, 2008 (this “Amendment”) to the Credit Agreement dated as of January 2, 2008 (as heretofore amended, the “Credit Agreement”) among RADIANT SYSTEMS, INC. a Georgia corporation (the “Borrower”), the LENDERS party thereto, and JPMORGAN CHASE BANK, N.A., as administrative agent (in such capacity, the “Administrative Agent”).

W I T N E S S E T H :

WHEREAS, the Borrower has requested that the Lenders amend certain provisions of the Credit Agreement, and the Lenders are willing to so amend such provisions on the terms and conditions set forth herein;

NOW, THEREFORE, the parties hereto agree as follows:

SECTION 1. Defined Terms. Unless otherwise specifically defined herein, each term used herein which is defined in the Credit Agreement, as amended hereby, has the meaning assigned to such term in the Credit Agreement, as amended hereby.

SECTION 2. Amendment to Section 2.19(a) of the Credit Agreement. Section 2.19(a) of the Credit Agreement is hereby amended and restated in its entirety as follows:

“(a) Subject to the terms and conditions set forth herein, the Borrower shall have the right, without the consent of the Lenders but with the prior approval of the Administrative Agent and the Principal Issuing Banks (not to be unreasonably withheld), to cause from time to time an increase in the aggregate Revolving Credit Commitments (a “Revolving Credit Commitment Increase”) by adding to this Agreement one or more additional financial institutions that are not already Revolving Credit Lenders hereunder and that are reasonably satisfactory to the Administrative Agent and the Principal Issuing Banks (each, a “RCCI Lender”) or by allowing one or more existing Revolving Credit Lenders to increase their respective Revolving Credit Commitments; provided that (i) no Event of Default shall have occurred and be continuing on the effective date of such Revolving Credit Commitment Increase, (ii) each such Revolving Credit Commitment Increase shall be in an amount that is an integral multiple of $5,000,000 and not less than $5,000,000, (iii) no such Revolving Credit Commitment Increase shall cause the Total Revolving Credit Commitment to exceed $105,000,000, (iv) no Lender’s Revolving Credit Commitment shall be increased without such Lender’s prior written consent (which consent may be given or withheld in such Lender’s sole and absolute discretion) and (v) if, on the effective date of such Revolving Credit Commitment Increase, any Revolving Credit Loans have been funded, then the Borrower shall be obligated to pay any breakage fees or costs or other amounts owing hereunder in connection with the breakage or reallocation of such outstanding Revolving Credit Loans.”

SECTION 3. Representations. To induce the other parties hereto to enter into this Amendment, the Borrower represents and warrants that, after giving effect to each of the amendments and waivers set forth in this Amendment:

(i) the representations and warranties of the Borrower and each other Loan Party contained in Article III of the Credit Agreement or any other Loan Document are true and correct on and as of the date hereof with the same effect as though made on and as of such date, except to the extent such representations and warranties specifically refer to an earlier date, in which case such representations and warranties shall be true and correct as of such earlier date;

(ii) no Default has occurred and is continuing; and

(iii) this Amendment constitutes the legal, valid and binding obligation of the Borrower, enforceable against the Borrower in accordance with its terms, except as enforceability may be limited by applicable bankruptcy, insolvency, or similar laws affecting the enforcement of creditors’ rights generally or by equitable principles of general applicability.

SECTION 4. Effectiveness. This Amendment shall become effective as of the date hereof on the date when the Administrative Agent shall have received (a) counterparts of this Amendment that, when taken together, bear the signatures of (i) the Borrower and (ii) the Required Lenders and (b) counterparts of the Consent and Agreement attached to this Amendment that, when taken together, bear the signatures of each of the Guarantors.

SECTION 5. Effect of Amendment. From and after the effectiveness of this Amendment, each reference to “hereof”, “hereunder”, “herein” and “hereby” and each other similar reference and each reference to “this Agreement” and each other similar reference contained in the Credit Agreement shall refer to the Credit Agreement, as amended hereby. Except as expressly set forth herein, this Amendment shall not by implication or otherwise limit, impair, constitute a waiver of or otherwise affect the rights and remedies of the Lenders under the Credit Agreement or under any other Loan Document, and shall not alter, modify, amend or in any way affect any of the terms, conditions, obligations, covenants or agreements contained in the Credit Agreement or any other Loan Document, all of which are ratified and affirmed in all respects and shall continue in full force and effect. This Amendment shall constitute a Loan Document for all purposes of the Credit Agreement and the other Loan Documents.

SECTION 6. Governing Law. This Amendment shall be governed by and construed in accordance with the laws of the State of New York.

SECTION 7. Counterparts. This Amendment may be executed in counterparts, each of which shall constitute an original, but all of which when taken together shall constitute a single contract. Delivery of an executed counterpart of a signature page of this Amendment by facsimile transmission shall be as effective as delivery of a manually executed counterpart hereof.

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SECTION 8. Headings. Section headings are for convenience of reference only, and are not part of, and are not to be taken into consideration in interpreting, this Amendment.

[Remainder of Page Intentionally Left Blank; Signature Pages Follow]

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IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed as of the date first above written.

RADIANT SYSTEMS, INC.,
a Georgia corporation, as Borrower

By:	/s/ Mark E. Haidet
Name:	Mark E. Haidet
Title:	Chief Financial Officer & Secretary

SIGNATURE PAGE TO AMENDMENT NO. 2 TO CREDIT AGREEMENT

JPMORGAN CHASE BANK, N.A.,
as Administrative Agent and a Lender

By:	/s/ Antje B. Focke
Name:	Antje B. Focke
Title:	Vice President

SIGNATURE PAGE TO AMENDMENT NO. 2 TO CREDIT AGREEMENT

WACHOVIA BANK, NATIONAL ASSOCIATION,
as a Lender

By:	/s/ Brian L. Martin
Name:	Brian L. Martin
Title:	Senior Vice President

SIGNATURE PAGE TO AMENDMENT NO. 2 TO CREDIT AGREEMENT

SUNTRUST BANK,
as a Lender

By:	/s/ Robert S. Ashcom
Name:	Robert S. Ashcom
Title:	Director

SIGNATURE PAGE TO AMENDMENT NO. 2 TO CREDIT AGREEMENT

BANK OF AMERICA, N.A.,
as a Lender

By:	/s/ Thomas M. Paulk
Name:	Thomas M. Paulk
Title:	Vice President

SIGNATURE PAGE TO AMENDMENT NO. 2 TO CREDIT AGREEMENT

GUARANTY BANK
as a Lender

By:	/s/ Jeremy Jackson
Name:	Jeremy Jackson
Title:	Vice President

SIGNATURE PAGE TO AMENDMENT NO. 2 TO CREDIT AGREEMENT

Consent and Agreement to

Amendment No. 2 to Credit Agreement

Reference is made to the Credit Agreement dated as of January 2, 2008 among Radiant Systems, Inc. a Georgia corporation (the “Borrower”), the lenders party thereto and JPMorgan Chase Bank, N.A., as administrative agent (in such capacity, the “Administrative Agent”), as the same has been amended or otherwise modified by (i) Amendment No. 1 to Credit Agreement dated as of June 30, 2008 by and among Borrower, the lenders party thereto and the Administrative Agent (“Amendment No. 1”) and (ii) Amendment No. 2 to Credit Agreement dated as of the date hereof by and among Borrower, the lenders party thereto and the Administrative Agent (“Amendment No. 2”) (such Credit Agreement, as amended by Amendment No. 1 and Amendment No. 2 and as further amended, restated or otherwise modified from time to time, the “Credit Agreement”).

Unless otherwise specifically defined herein, each term used herein which is defined in the Credit Agreement, as amended, has the meaning assigned to such term in the Credit Agreement.

Each of the undersigned Guarantors hereby (a) consents to the provisions of Amendment No. 2 and the transactions contemplated by Amendment No. 2, (b) ratifies, confirms and acknowledges that such Guarantor’s obligations under the Guaranty Agreement are, after giving effect to Amendment No. 2, in full force and effect and that such Guarantor continues to absolutely, unconditionally and irrevocably guarantee the full and punctual payment and performance when due, whether at stated maturity or earlier, by reason of acceleration, mandatory prepayment or otherwise, of all of the Guaranteed Obligations (as defined in the Guaranty Agreement), as such Guaranteed Obligations may be increased at any time or from time to time after Amendment No. 2 becomes effective pursuant to the Borrower’s exercise of its rights under Section 2.19 of the Credit Agreement, and (c) agrees that its obligations and covenants under the Loan Documents are unimpaired hereby and shall remain in full force and effect.

Guarantors:

RADIANT PAYMENT SERVICES, LLC as Guarantor

By:	/s/ Mark E. Haidet
Name:	Mark E. Haidet
Title:	Secretary & Treasurer

CONSENT AND AGREEMENT TO AMENDMENT NO. 2 TO CREDIT AGREEMENT

RETAILENTERPRISE, LLC
as Guarantor

By:	/s/ Mark E. Haidet
Name:	Mark E. Haidet
Title:	Secretary & Treasurer

ESTORELINK.COM, INC. as Guarantor

By:	/s/ Mark E. Haidet
Name:	Mark E. Haidet
Title:	Secretary & Treasurer

RADS HOLDING CORP. as Guarantor

By:	/s/ Mark E. Haidet
Name:	Mark E. Haidet
Title:	Secretary & Treasurer

RADIANT HOSPITALITY SYSTEMS, LTD. as Guarantor

By:	/s/ Mark E. Haidet
Name:	Mark E. Haidet
Title:	Chief Financial Officer & Secretary

RADIANT SYSTEMS INTERNATIONAL, INC. as Guarantor

By:	/s/ Mark E. Haidet
Name:	Mark E. Haidet
Title:	Secretary & Treasurer

CONSENT AND AGREEMENT TO AMENDMENT NO. 2 TO CREDIT AGREEMENT

RADIANT SYSTEMS CENTRAL EUROPE, INC. as Guarantor

By:	/s/ Mark E. Haidet
Name:	Mark E. Haidet
Title:	Secretary & Treasurer

QUEST RETAIL TECHNOLOGY INC. as Guarantor

By:	/s/ Mark E. Haidet
Name:	Mark E. Haidet
Title:	Secretary & Treasurer

CONSENT AND AGREEMENT TO AMENDMENT NO. 2 TO CREDIT AGREEMENT